UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2016

Date of reporting period:  February 29, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

February 29, 2016

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	11

STATEMENT OF ASSETS AND LIABILITIES	15

STATEMENT OF OPERATIONS	16

STATEMENTS OF CHANGES IN NET ASSETS	17

FINANCIAL HIGHLIGHTS	18

NOTES TO FINANCIAL STATEMENTS	20

NOTICE OF PRIVACY POLICY & PRACTICES	27

ADDITIONAL INFORMATION	28

Dear Shareholders,

Finally! The investment cycle that favored large and mid-capitalization equities and highly leveraged small and microcap companies came to an abrupt end when the Federal Reserve raised the discount rate on December 17, 2015. We had predicted in our Annual Letter that if the Fed raised the discount rate even modestly, the impact would provide the catalyst for investors to shift to a reduced risk exposure, which is exactly what happened. The equity market’s favor of companies taking advantage of the seemingly perpetual low cost of capital (low-interest rate) environment by leveraging their balance sheets, the type of companies the Fund did not own, by and large evaporated.  With the Fed’s increase, investors became much more risk adverse, and “fortress balance sheets”, Founder Owner/Operator-led companies with little to no debt, once again came into favor. As investors began to reward stocks operating tangible asset-intensive businesses, which have high-quality, low debt balance sheets, who invest heavily back into their companies, and who have strong cyclical earnings power, those companies began to outperform their highly leveraged peers.  As a result, the Fund outperformed the Russell 2000® Value Index for the calendar year ended December 31, 2015, and also for the one month, three month, six month, nine month, and 12 month periods ended February 29, 2016.

Continued risk to the economic landscape in the U.S.

As we have stated in the past, the Affordable Health Care Act, Federal regulation expansion, and the growing Federal Government’s deficit are major risks to the economy and the equity markets, all of which stem from the current Administration’s corrosive policies.

The economic signals continue to point in contradictory directions, making equity market predictions difficult if not impossible.

Potential Opportunities

If the economy improves, we believe our low debt, cash rich, Founder Owner/Operator-led companies who have tended to be industry leaders, should be well positioned to take advantage within their respective sectors and industries of growing demand and economic expansion.

If the economy weakens or stagnates, we believe our cash rich, Founder Owner/Operator-led companies should be well positioned to withstand a liquidity or credit crisis, or a general downturn.  During periods of trepidation, our cash rich companies often can capture market share from competitors who suffer from a lack of liquidity.

Our goal is that our focus on quality and liquidity will help to protect our investors during downturns, and participate in periods of growth through our focus on emerging catalyst, invested management, strong business models, and industry leadership.  Over a complete market cycle of 5-7 years, our goal is to take less risk with your money than the index, yet endeavor to outperform on an absolute and relative basis.

Either way, we believe the Fund appears to be well-positioned for the last six months of the Fund’s fiscal year ending August 31, 2016.

Issue Specific

The following were our strongest performing companies and our weakest performing companies for the six-month period ended February 29, 2016:

Top 3 Contributors:

Granite Construction Granite Construction Incorporated operates as a heavy civil contractor and a construction materials producer in the United States. Congress passed a Federal Highway Bill on December 4, 2015. The $305 billion bill covers five years and is fully funded. This bill is the first multi-year funding bill after ten years and 29 short-term extensions and should signal a strong period of growth for Granite. The bill, along with award wins, and a strong backlog has driven shares higher.

Sturm, Ruger & Company, Inc. Sturm, Ruger & Company designs, manufactures, and sells firearms. As with most periods, Sturm Ruger is subject to a heated political debate almost daily, but has had a phenomenal year. After a sell-off in 2014, the company aggressively bought back over 82,100 shares at an average price of $34.57 per share. As the NICS (National Instant Criminal Background Check System) shows, there is an active, record-breaking gun market. The significant expansion is attributed to increases in the number of women, seniors, and enthusiastic new gun owners that are actively taking part in the shooting sports, and in their own self-defense.

Aptargroup, Inc. AptarGroup, Inc. develops, manufactures, and sells consumer product dispensing systems worldwide. Aptar continued to benefit from product diversification, product introductions, and geographic range. Sales grew 30% year over year in the 3rd quarter and beat estimates. Aptar also raised its dividend during the 3rd quarter of 2015.

Bottom 3 Contributors

Unit Corporation (UNT) Unit is an oil and natural gas contract drilling company and also is an exploration and production company. Energy stocks performed poorly for the year, and UNT was not an exception, falling victim to the selloff in oil prices. While lower spot prices for crude oil certainly affect Unit, we think their leases in Granite Wash, Anadarko, and Wilcox can continue to be profitable even at discounted prices. We also expect that their premium BOSS rigs partially offset some of the utilization softness going forward. While a prolonged price downturn will negatively affect Unit, its self funding balance sheet should help the company weather the storm.

Lannett Company, Inc. Lannett Company, Inc. develops, manufactures, packages, markets, and distributes generic versions of branded pharmaceutical products in the United States. The Fund purchased Lannett in the fall of 2015, and soon after, Lannett purchased Kremers Urban Pharmaceuticals. When compared to the market cap of Lannett, this was a gigantic purchase for Lannett. The company decided to pay for the purchase with cash and debt which eroded their balance sheet quality, and we sold the stock.

Flowers Foods, Inc. Flowers Foods, Inc. produces and markets bakery products in the United States. The decline during the period was driven by a lower than expected earnings announcement. The company made two acquisitions recently, acquiring Dave’s Killer Bread and Alpine Valley Bread Company which will likely strengthen its organic market position. The two acquisitions forced the company to slightly lower full-year guidance. The company reaches 83% of the U.S. population.

Mid-Year Perspective

For the first half of the fiscal year ended February 29, 2016, the Fund returned -3.21%, outperforming the Russell 2000® Value Index, which returned -6.73%, and for the trailing year ended December 31, 2015, the Fund returned -7.41%, outperforming the Russell 2000® Value Index, which returned -7.47%.  The impact of the Fund’s performance since December 2015 has been to narrow the gap between the Fund and the Russell 2000® Value Index in the longer periods to inception. For the one, three, six and nine month periods ended February 29, 2016, the Fund outperformed returning 2.21%, -5.97%, -3.21% and -9.91%, versus the Index returns of 0.68%, -11.03%, -6.73% and -13.64%, respectively.  During the one year period ended February 29, 2016, the Fund returned -9.55% vs. -13.35% for the Index; in the three year period ended February 29, 2016, the Fund’s average annual return was 2.30% vs. 4.37% for the Index; in the 5-year period the Fund’s average annual return was 3.54% vs. 5.27% for the Index, and since inception on December 31, 2010 through the period ended February 29, 2016, the Fund has returned 4.19% vs. 6.13% for the Index.

The Fund’s Gross Expense Ratio is 1.58%.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 877-642-7227. The Fund imposes a 2% redemption fee on shares redeemed within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

We waited for, we predicted, and we have all now seen a hard shift back to value and away from high beta, low-quality stocks.  This development has significantly impacted the Fund’s absolute performance, its risk-adjusted performance, and its ranking relative to its peers.  We are hopeful that these trends will continue, that the market will continue to favor our value style whether the economy improves, or the economy softens, or just maintains an anemic sideways movement.

We expect some trepidation in the equity markets during the run-up to the national elections in November 2016.  We are hopeful the economy will improve, and that accounting gravity will continue to be a factor as the market values and rewards the Fund’s portfolio companies’ competitive multiples.  As stated before, we believe the Fund appears well-positioned for either eventuality.

Our pursuit of companies with strong competitive characteristics, and solid “fortress” balance sheets, combined with our preference for Founder Owner/Operator-led companies, we believe gives the Fund an additional level of support if the economy weakens or there is another sharp correction in the equity markets. Our emphasis on dynamic, strong business models, and market leaders, focused on organic growth through new product development, should allow us to continue to participate in up markets. We remain fully invested and confident that we can achieve our goal of outperforming our benchmark over full market cycles.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.  Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. The Fund may invest in Exchange-traded funds (ETFs). Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Beta measures the sensitivity of rates of return on a security to general market movements.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/15 – 2/29/16).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/15	2/29/16	9/1/15 – 2/29/16*
Actual**	$1,000.00	$ 967.90	$6.41
Hypothetical (5% annual
return before expenses)***	$1,000.00	$1,018.35	$6.57

*
Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Excluding interest expense, the Fund’s annualized expense ratio would be 1.30%.

**	Excluding interest expense, your actual cost of investing in the Fund would be $6.36.
***	Excluding interest expense, your hypothetical cost of investing in the Fund would be $6.52.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of February 29, 2016 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of February 29, 2016

			Since Inception
	One Year	Five Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	-9.55%	3.54%	4.19%
Russell 2000® Value Index	-13.35%	5.27%	6.13%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

February 29, 2016 (Unaudited)

	Shares	Value

COMMON STOCKS – 95.80%

Aerospace & Defense – 3.35%
CPI Aerostructures, Inc. (a)	8,187	$72,455
Cubic Corp.	3,548	124,677
National Presto Industries, Inc.	3,282	267,154
SIFCO Industries, Inc. (a)	9,159	76,020
		540,306

Automobiles – 0.83%
Thor Industries, Inc.	2,405	133,189

Banks – 2.14%
Bar Harbor Bankshares	2,603	86,133
First of Long Island Corp.	5,047	140,509
German American Bancorp, Inc.	3,726	118,971
		345,613

Building Products – 1.74%
Apogee Enterprises, Inc.	7,031	280,748

Chemicals – 1.80%
Hawkins, Inc.	3,667	117,271
KMG Chemicals, Inc.	8,055	172,779
		290,050

Commercial Services & Supplies – 3.63%
MSA Safety, Inc.	13,413	585,746

Construction & Engineering – 4.73%
Granite Construction, Inc.	18,408	763,012

Containers & Packaging – 4.04%
AptarGroup, Inc.	8,849	652,260

Diversified Financial Services – 0.14%
Value Line, Inc.	1,549	23,297

Electrical Equipment – 3.45%
Espey Manufacturing & Electronics Corp.	6,190	157,721
LSI Industries, Inc.	29,211	315,479
Powell Industries, Inc.	3,163	83,725
		556,925

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 29, 2016 (Unaudited)

	Shares	Value

Electronic Equipment, Instruments & Components – 2.66%
Badger Meter, Inc.	2,044	$134,270
Kimball Electronics, Inc. (a)	14,844	169,518
Park Electrochemical Corp.	8,846	125,879
		429,667

Energy Equipment & Services – 3.44%
CARBO Ceramics, Inc. (a)	1,985	39,680
Dril-Quip, Inc. (a)	2,825	153,257
Gulf Island Fabrication, Inc.	14,302	127,431
RPC, Inc.	8,934	121,234
Unit Corp. (a)	21,217	113,723
		555,325

Food & Staples Retailing – 1.97%
Weis Markets, Inc.	7,635	317,845

Food Products – 9.11%
Cal-Maine Foods, Inc.	6,190	330,422
Flowers Foods, Inc.	9,110	156,054
J & J Snack Foods Corp.	6,888	763,122
Sanderson Farms, Inc.	2,405	219,480
		1,469,078

Health Care Equipment & Supplies – 6.08%
Atrion Corp.	480	180,360
ICU Medical, Inc. (a)	1,837	168,820
Kewaunee Scientific Corp.	3,127	50,720
Merit Medical Systems, Inc. (a)	8,257	155,314
Span-America Medical Systems, Inc.	9,496	174,347
Utah Medical Products, Inc.	4,232	250,746
		980,307

Hotels, Restaurants & Leisure – 6.99%
Marcus Corp.	49,045	916,161
Monarch Casino & Resort, Inc. (a)	10,458	210,415
		1,126,576

Household Durables – 1.90%
Hooker Furniture Corp.	9,614	306,879

Household Products – 0.91%
Oil-Dri Corp. of America	3,968	146,181

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 29, 2016 (Unaudited)

	Shares	Value

Insurance – 0.75%
Baldwin & Lyons, Inc. – Class B	4,988	$121,458

Internet & Catalog Retail – 0.26%
Duluth Holdings, Inc. (a)	2,517	41,656

Leisure Products – 10.35%
Arctic Cat, Inc. (a)	7,700	134,596
Johnson Outdoors, Inc. – Class A	13,101	287,305
Sturm, Ruger & Co., Inc.	17,745	1,247,651
		1,669,552

Machinery – 18.27%
Astec Industries, Inc.	7,813	339,319
Columbus McKinnon Corp.	12,329	170,757
FreightCar America, Inc.	7,214	107,272
Gorman-Rupp Co.	32,455	819,812
Graham Corp.	9,495	174,423
Hardinge, Inc.	18,451	163,476
Hyster-Yale Materials Handling, Inc. – Class A	3,690	218,153
LB Foster Co. – Class A	15,087	207,295
Lincoln Electronic Holdings, Inc.	2,130	116,234
LS Starrett Co. – Class A	3,785	35,693
MFRI, Inc. (a)	15,012	107,036
Miller Industries, Inc.	5,769	111,688
Sun Hydraulics Corp.	7,428	221,205
Twin Disc, Inc. (a)	17,782	154,526
		2,946,889

Metals & Mining – 1.45%
Ampco-Pittsburgh Corp.	10,699	128,495
Synalloy Corp.	13,151	104,813
		233,308

Road & Rail – 0.58%
Marten Transport Ltd.	5,671	93,004

Semiconductors & Semiconductor Equipment – 1.87%
Cabot Microelectronics Corp. (a)	3,607	138,725
MKS Instruments, Inc.	4,928	162,131
		300,856

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 29, 2016 (Unaudited)

	Shares	Value

Specialty Retail – 1.54%
Buckle, Inc.	5,820	$185,076
Zumiez, Inc. (a)	3,063	63,282
		248,358

Textiles, Apparel & Luxury Goods – 0.77%
Lakeland Industries, Inc. (a)	10,436	124,397

Thrifts & Mortgage Finance – 1.05%
Hingham Institution for Savings	1,440	169,128
TOTAL COMMON STOCKS (Cost $17,297,216)		$15,451,610

SHORT-TERM INVESTMENTS – 4.45%

Money Market Funds – 4.45%
First American Prime Obligations Fund – Class Z, 0.299% (b)	716,913	716,913
TOTAL SHORT-TERM INVESTMENTS (Cost $716,913)		$716,913

Total Investments (Cost $18,014,129) – 100.25%		16,168,523
Liabilities in Excess of Other Assets – (0.25%)		(39,588)
TOTAL NET ASSETS – 100.00%		$16,128,935

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at February 29, 2016.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

February 29, 2016 (Unaudited)

Assets
Investments, at value (cost $18,014,129)	$16,168,523
Dividends and interest receivable	38,500
Receivable for Fund shares sold	59,922
Other assets	9,902
Total Assets	16,276,847

Liabilities
Payable for Fund shares redeemed	2,573
Payable for investments purchased	118,017
Payable to affiliates	17,683
Payable to Adviser	461
Accrued expenses and other liabilities	9,178
Total Liabilities	147,912
Net Assets	$16,128,935

Net Assets Consist of:
Paid-in capital	$23,792,922
Accumulated undistributed net investment income	29,855
Accumulated net realized loss	(5,848,236)
Net unrealized depreciation on investments	(1,845,606)
Net Assets	$16,128,935

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,451,362

Net asset value, redemption price and offering price per share(1)	$11.11

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Six Months Ended February 29, 2016 (Unaudited)

Investment Income
Dividend income	$181,992
Interest income	249
Total Investment Income	182,241

Expenses
Management fees	109,878
Administration fees	20,340
Transfer agent fees and expenses	15,015
Fund accounting fees	14,209
Federal and state registration fees	13,351
Audit and tax fees	8,463
Legal fees	7,917
Custody fees	7,059
Chief Compliance Officer fees	4,004
Trustees’ fees	2,743
Reports to shareholders	2,457
Interest expense	1,144
Other expenses	2,743
Total Expenses	209,323
Less waivers and reimbursements by Adviser (Note 4)	(78,323)
Net Expenses	131,000

Net Investment Income	51,241

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investments	(2,759,353)
Change in net unrealized appreciation on investments	2,011,813
Net Realized and Unrealized Loss on Investments	(747,540)
Net Decrease in Net Assets from Operations	$(696,299)

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015
From Operations
Net investment income	$51,241	$193,673
Net realized loss from investments	(2,759,353)	(772,230)
Net change in unrealized
appreciation (depreciation) on investments	2,011,813	(6,018,635)
Net decrease in net assets from operations	(696,299)	(6,597,192)

From Distributions
Net investment income	(126,967)	(171,346)
Net realized gain on investments	—	(3,370,504)
Net decrease in net assets resulting
from distributions paid	(126,967)	(3,541,850)

From Capital Share Transactions
Proceeds from shares sold	2,862,508	11,215,371
Net asset value of shares issued to shareholders
in payment of distributions declared	20,975	546,383
Costs for shares redeemed(1)	(13,329,375)	(64,498,313)
Net decrease in net assets from
capital share transactions	(10,445,892)	(52,736,559)

Total Decrease in Net Assets	(11,269,158)	(62,875,601)

Net Assets:
Beginning of period	27,398,093	90,273,694
End of period	$16,128,935	$27,398,093

Accumulated Undistributed Net Investment Income	$29,855	$105,581

(1)	Net of redemption fees of $2,083 and $1,191 for the period ended February 29, 2016 and year ended August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

	Six Months Ended
	February 29, 2016
	(Unaudited)
Net Asset Value, Beginning of Period	$11.56

Income (loss) from investment operations:
Net investment income (loss)(2)	0.03
Net realized and unrealized gain (loss) on investments	(0.40)
Total from investment operations	(0.37)

Less distributions paid:
From net investment income	(0.08)
From net realized gain on investments	—
Total distributions paid	(0.08)
Paid-in capital from redemption fees (Note 2)(3)	0.00
Net Asset Value, End of Period	$11.11
Total Return(4)	(3.21)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$16,129
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)	2.09	%(6)
After waiver and expense reimbursement(5)	1.31	%(6)
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)	(0.27)%
After waiver and expense reimbursement(5)	0.51%
Portfolio turnover rate(4)	6.76%

(1)	The Fund commenced operations on December 31, 2010.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The ratio of expenses to average net assets includes interest expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expenses were 2.08% and 1.30% and 1.57% and 1.30% for the periods ended February 29, 2016 and August 31, 2015, respectively.

(7)	Includes a voluntary waiver by U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. which amounted to 0.53% of the total waiver.
(8)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights (Continued)

Per Share Data for a Share Outstanding Throughout Each Period

								Period Ended
Year Ended August 31,								August 31,
2015		2014		2013		2012		2011(1)
$13.79		$12.30		$10.20		$9.62		$10.00

0.05		0.02		0.07		0.04		(0.04)
(1.52)		1.63		2.29		0.57		(0.34)
(1.47)		1.65		2.36		0.61		(0.38)

(0.04)		(0.00	)(3)	(0.17)		—		—
(0.72)		(0.16)		(0.09)		(0.03)		—
(0.76)		(0.16)		(0.26)		(0.03)		—
0.00		0.00		0.00		0.00		0.00
$11.56		$13.79		$12.30		$10.20		$9.62
(11.04)%		13.43%		23.64%		6.40%		(3.80)%

$27,398		$90,274		$18,110		$2,841		$1,523

1.58	%(6)	1.59%		3.42%		7.75%		24.08%
1.31	%(6)	1.30%		1.30	%(7)	1.49	%(8)	2.00%

0.12%		(0.13)%		(1.52)%		(5.82)%		(22.69)%
0.39%		0.16%		0.60	%(7)	0.44	%(8)	(0.61)%
7.83%		13.87%		37.76%		11.76%		15.77%

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
February 29, 2016 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Debt securities are valued at the mean between the bid and ask prices provided by an approved independent Pricing Service.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized over the expected life of the respective security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 29, 2016:

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Common Stocks(2)	$15,451,610	$—	$—	$15,451,610
Short-Term Investments	716,913	—	—	716,913
Total Investments
in Securities	$16,168,523	$—	$—	$16,168,523

(1)
Transfers between levels resulted from securities priced previously with an official close price (Level 1 securities), or on days where there has been no sale on such exchange or on NASDAQ, the security is valued at the mean price between the most recent bid and asked prices (Level 2 securities).

(2)	See the Schedule of Investments for industry classifications.

Transfers between Levels are recognized as of the end of the fiscal year. Transfers as of February 29, 2016 are summarized in the table below:

Transfers into Level 1	$50,720
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$50,720
Transfers into Level 2	$—
Transfers out of Level 2	(50,720)
Net transfers in and/or out of Level 2	$(50,720)

The Fund held no Level 3 securities during the six months ended February 29, 2016. The Fund did not hold any financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the six months ended February 29, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the six months ended February 29, 2016, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the six months ended February 29, 2016.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the six months ended February 29, 2016 amounting to $2,083.

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	August 31, 2015	August 31, 2014
Ordinary Income	$1,301,826	$157,834
Long-Term Capital Gain	2,240,024	186,030

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

As of August 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$31,417,363
Gross tax unrealized appreciation	2,333,127
Gross tax unrealized depreciation	(6,392,727)
Net tax unrealized appreciation	$(4,059,600)
Undistributed ordinary income	105,581
Undistributed long-term capital gain	—
Total distributable earnings	$105,581
Other accumulated loss	(2,886,702)
Total accumulated loss	$(6,840,721)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At August 31, 2015, the Fund deferred, on a tax basis, post-October losses of $2,886,702.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2015, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	$(5)
Accumulated Net Realized Gain	5

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.30% of the Fund’s average daily net assets (the “Expense Limitation Cap”).  For the six months ended February 29, 2016, expenses of $78,323 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided,

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2016	$60,319
August 31, 2017	$161,478
August 31, 2018	$134,107
February 28, 2019	$78,323

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  Fees and expenses incurred for the six months ended February 29, 2016, and owed as of February 29, 2016 are as follows:

	Incurred	Owed
Administration	$20,340	$5,820
Accounting	$14,209	$4,647
Transfer Agency	$15,015	$5,015
Custody	$7,059	$864

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Fund also has a line of credit with US Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended February 29, 2016, the Fund was allocated $4,004 of the Trust’s Chief Compliance Officer fees.  As of February 29, 2016, fees of $1,337 were owed by the Fund to USBFS for Chief Compliance Officer services.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015
Shares sold	258,323	889,056
Shares redeemed	(1,178,697)	(5,111,921)
Shares reinvested	1,850	44,205
Net decrease	(918,524)	(4,178,660)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 29, 2016, were $1,354,879 and $12,288,532, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At February 29, 2016, National Financial Services LLC, for the benefit of its customers, held 73.72% of the Fund’s outstanding shares.

(9)	Line of Credit

At February 29, 2016, the Fund had a line of credit in the amount of the lessor of $5,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 12, 2016. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate of 3.25% through December 16, 2015 and 3.50% thereafter. The credit facility is with the Fund’s custodian, US Bank. During the six months ended February 29, 2016, the Fund had borrowings on the line of credit on forty-four days, with an average borrowing and interest rate on those days of $284,273 and 3.31%, respectively. Interest expense of $1,144 incurred during the period is included within interest expense on the Statement of Operations. The balance as of November 9, 2015 of $901,000 was the maximum amount of borrowings outstanding during the six months ended February 29, 2016. As of February 29, 2016, the Fund did not have any borrowings on the line of credit outstanding.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 89.55% of its ordinary income distribution for the year ended August 31, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2015, 89.55% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
five portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	37	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
five portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 58	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer,	July 1,	U.S. Bancorp Fund
Age: 55	Vice	2014	Services, LLC
	President		(January 2014–
	and		present); CCO
	Anti-Money		(2003–2013) and
	Laundering		Senior Vice
	Officer		President, Ariel
Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Adam W. Smith	Secretary	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.		Term; Since	Vice President,
Milwaukee, WI 53202		May 29,	U.S. Bancorp Fund
Age: 34		2015	Services, LLC
(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Vice President,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Vice President,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Officer,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 28		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the complete schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

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MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*  /s/ John Buckel
  John Buckel, President

Date April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  April 28, 2016

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  April 28, 2016

* Print the name and title of each signing officer under his or her signature.